UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2018

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NATIONAL COMMERCE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-36878	20-8627710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)

600 Luckie Drive, Suite 350

Birmingham, Alabama 35223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (205) 313-8100

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                                                        Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                    ☐

Item 1.01             Entry into a Material Definitive Agreement.

Merger Agreement with CenterState Bank Corporation

On November 23, 2018, National Commerce Corporation, a Delaware corporation (“NCC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CenterState Bank Corporation, a Florida corporation (“CenterState”), whereby NCC will be merged with and into CenterState (the “Merger”). Pursuant to and simultaneously with entering into the Merger Agreement, NCC’s wholly owned subsidiary bank, National Bank of Commerce (“NBC”), and CenterState’s wholly owned subsidiary bank, CenterState Bank, N.A. (“CenterState Bank”), entered into a Plan of Merger and Merger Agreement (the “Bank Plan of Merger”), whereby NBC will be merged with and into CenterState Bank immediately following the merger of NCC with and into CenterState (the “Bank Merger”). CenterState’s and CenterState Bank’s existing charters and bylaws will remain in place following the Merger and the Bank Merger.

The Merger Agreement provides that, upon completion of the Merger, three (3) NCC directors who will be mutually agreed-upon will be added to the CenterState and CenterState Bank boards of directors. An additional NBC director will be added to the CenterState Bank board of directors. After completion of the Merger, these director designees are to be nominated for re-election at the annual meetings of CenterState and CenterState Bank through and including the 2020 annual meetings.

The Merger Agreement also provides that, upon completion of the Merger, Richard Murray, IV, the current Chairman and Chief Executive Officer of NCC and NBC, will become and serve as the Chief Executive Officer of CenterState Bank, and William E. Matthews, V, the current President and Chief Financial Officer of NCC and NBC, will become and serve as the Chief Financial Officer of CenterState and CenterState Bank. Upon completion of the Merger, John C. Corbett will continue to serve as the President and Chief Executive Officer of CenterState, and Mark W. Thompson will continue to serve as the President of CenterState Bank. Jennifer L. Idell, the current Chief Financial Officer of CenterState and CenterState Bank, will serve as the Chief Administrative Officer of CenterState and CenterState Bank effective upon the closing of the Merger.

Treatment of NCC Equity in the Merger Agreement

Pursuant to the Merger Agreement, each outstanding share of NCC common stock issued and outstanding immediately prior to the effective time of the Merger will be entitled to receive 1.65 (the “Exchange Ratio”) shares of CenterState common stock, provided that cash will be paid in lieu of issuance of any fractional shares of CenterState common stock. Each outstanding share of CenterState common stock shall remain outstanding and unaffected by the Merger.

Each option and warrant to purchase shares of NCC common stock, to the extent that such option or warrant is outstanding and unexercised as of the effective time of the Merger, will be assumed by CenterState and converted into an option or warrant, as the case may be, to purchase a number of shares of CenterState common stock equal to the product obtained by multiplying the Exchange Ratio by that number of shares of NCC common stock that such option or warrant entitles the holder thereof to purchase (rounded to the nearest whole share), and at an exercise price equal to the quotient obtained by dividing the exercise price per share of the option or warrant by the Exchange Ratio (rounded to the nearest cent).

All outstanding performance share awards with respect to shares of NCC common stock for the four-year performance period ending on December 31, 2018 will, in accordance with the applicable NCC equity plan and award agreements, vest and be issued by NCC as soon as reasonably practicable after the following dates: (i) for time-based awards, December 31, 2018, and (ii) for performance-based awards, the date of certification by the Compensation Committee of the NCC board of directors and confirmation by NCC’s independent public accountants, of the extent to which the performance criteria underlying such awards have been achieved, in accordance with the applicable award agreements, and in no event later than March 15, 2019. Such shares, to the extent that they become deferred shares, will be entitled to receive the merger consideration in accordance with the procedure applicable to deferred shares, as described below, and to the extent that they are instead issued as shares of NCC common stock and do not become deferred shares, will be included in the NCC common stock issued and outstanding immediately prior to the effective time of the Merger and will be entitled to receive the merger consideration.

Immediately prior to the effective time of the Merger, the outstanding performance share awards with respect to shares of NCC common stock for the four-year performance periods ending on December 31, 2019, 2020 and 2021, all of which are to be measured over a performance period that will not be completed prior to the effective time of the Merger, will vest as specified in the applicable award agreements, and the number of performance shares earned under the applicable award agreements, as well as the extent to which the performance goals have been achieved for the partial performance period, will be conclusively determined, in good faith, by the Compensation Committee of the NCC board of directors, in accordance with the change in control provisions in the applicable NCC equity plans and award agreements, as soon as reasonably practicable prior to the effective time of the Merger. These performance share awards will be cancelled at the effective time of the Merger in exchange for the right to receive, within ten (10) days following the effective time of the Merger, the merger consideration in respect of each share of NCC common stock underlying the performance share awards, subject to applicable tax withholding.

At the effective time of the Merger, the deferrals of NCC common stock representing equity awards and director fees credited to participant accounts under the National Commerce Corporation Deferral of Compensation Plan will be converted into the right to receive, within ten (10) days following the effective time of the Merger, the merger consideration in respect of each such NCC deferred share, subject to applicable tax withholding.

Because shares of NCC common stock and CenterState common stock are listed on the Nasdaq Stock Market, and because NCC stockholders are not receiving cash (except cash for fractional shares) in connection with the Merger, holders of NCC common stock do not have dissenters’ appraisal rights under Delaware law.

Other Terms and Conditions of the Merger Agreement

The Merger Agreement has been unanimously approved by the boards of directors of both NCC and CenterState. The transaction is expected to close in the second quarter of 2019, subject to customary conditions, including receipt of all applicable regulatory approvals and the approval of the stockholders of NCC and the shareholders of CenterState.

The Merger Agreement contains usual and customary representations and warranties that NCC and CenterState made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between NCC and CenterState and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating certain terms. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used to allocate risk between NCC and CenterState rather than establishing matters of fact.

Each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the consummation of the Merger. Additionally, NCC has agreed to certain covenants relating to its obligation to convene and hold a meeting of its stockholders to consider and vote upon the approval of the Merger Agreement, and, subject to certain exceptions, the recommendation by the NCC board of directors to NCC’s stockholders in favor of the approval of the Merger Agreement. CenterState has also agreed to certain covenants relating to its obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the issuance of shares of CenterState common stock in the Merger, and, subject to certain exceptions, the recommendation by the CenterState board of directors to CenterState’s shareholders in favor of the approval of such share issuance.

NCC has also agreed not to (i) solicit proposals relating to any alternative acquisition proposals or, (ii) subject to certain exceptions, enter into any discussions, or enter into any agreement concerning, or provide confidential information in connection with, any alternative acquisition proposals.

NCC’s and CenterState’s obligations to complete the Merger are subject to certain customary conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, generally subject to a material adverse effect qualification, as of the date of the Merger Agreement and as of the date of the completion of the Merger, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, subject to a material adverse effect qualification, (iii) approval of the Merger Agreement by NCC’s stockholders and approval of the share issuance by CenterState’s shareholders, (iv) receipt of all required third-party consents and regulatory approvals without burdensome conditions or restrictions, (v) the absence of any law or order prohibiting or restricting the completion of the Merger, (vi) receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) the Internal Revenue Code of 1986, as amended, (vii) the effectiveness of the registration statement for the CenterState common stock to be issued in the Merger, (viii) since the date of the Merger Agreement, no material adverse effect shall have occurred (and no condition, event, fact, circumstance or other occurrence shall have occurred that may reasonably be expected to have a material adverse effect) with respect to the other party, and (ix) CenterState shall have filed, and resolved any objection raised with respect to, a listing of additional shares form with The Nasdaq Global Select Market with respect to its shares to be issued pursuant to the Merger.

The Merger Agreement may be terminated under the following circumstances: (i) by mutual written agreement of the parties, (ii) by either party if any regulatory approval required for consummation of the transactions contemplated by the Merger Agreement has been denied by final non-appealable action by the relevant governmental authority or the application therefor has been permanently withdrawn at the request of the relevant governmental authority, unless the failure to obtain such regulatory approval shall be due to the failure of the party seeking to terminate the Merger Agreement to perform or observe the covenants and agreements set forth in the Merger Agreement, (iii) by either party (provided that the party seeking termination is not then in material breach of its obligations to recommend the transaction or, in the case of NCC, in breach of its non-solicitation obligations) if the approval of the stockholders of NCC or the shareholders of CenterState is not obtained, (iv) by either party (provided that the party seeking to terminate is not then in material breach of any representation, warranty or covenant) in the event of a material breach by the other party of any representation, warranty or covenant contained in the Merger Agreement and such breach is not cured within thirty days or, if earlier, two business days prior to November 23, 2019, (v) by either party if the Merger is not consummated on or before November 23, 2019, unless the failure of the closing to occur by such date is the result of a material breach of the Merger Agreement by the party seeking to terminate the Merger Agreement, (vi) by CenterState if NCC has breached its non-solicitation obligations or NCC’s board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with the NCC stockholder meeting, (vii) by NCC if CenterState’s board of directors breaches its obligations with respect to giving notice of and making a recommendation in connection with the CenterState shareholder meeting, or (viii) by NCC if the price of CenterState common stock decreases in comparison to the specified ratios provided in the Merger Agreement and CenterState elects not to increase the merger consideration.

NCC will pay CenterState a termination fee equal to $31.8 million in the event (i) the Merger Agreement is terminated by CenterState because NCC breaches its non-solicitation obligations or NCC’s board of directors breaches its obligations with respect to giving notice of or making a recommendation in connection with the NCC stockholder meeting, or (ii) NCC receives an acquisition proposal and the Merger Agreement is terminated because the required NCC stockholder approval is not obtained or by CenterState because of NCC’s material breach of representations, warranties or covenants and NCC enters into an acquisition proposal within 12 months of such termination. CenterState will pay NCC a reverse termination fee equal to $31.8 million if the Merger Agreement is terminated by NCC because CenterState’s board of directors breaches its obligations with respect to giving notice of or making a recommendation in connection with the CenterState shareholder meeting.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about NCC, CenterState or their respective subsidiaries and affiliates, and it should be considered together with the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of CenterState that will include a proxy statement of NCC and CenterState and a prospectus of CenterState and that will be filed with the Securities and Exchange Commission (the “SEC”).

Voting Agreements

In connection with entering into the Merger Agreement, each of the directors of NCC and NBC have entered into voting agreements with CenterState (the “NCC Voting Agreements”), pursuant to which each such director has agreed to vote his or her shares of NCC common stock in favor of approval of the Merger Agreement and the transactions contemplated therein. The NCC Voting Agreements generally prohibit the sale or transfer of the shares held by each such director. The NCC Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the termination of the Merger Agreement or (iii) three years from the date of the NCC Voting Agreement.

Each of the directors of CenterState and CenterState Bank have also entered into voting agreements with NCC (the “CenterState Voting Agreements” and, together with the NCC Voting Agreements, the “Voting Agreements”), pursuant to which each such director has agreed to vote his or her shares of CenterState common stock in favor of approval of the Merger Agreement and the transactions contemplated therein. The CenterState Voting Agreements generally prohibit the sale or transfer of the shares held by each such director. The CenterState Voting Agreements terminate upon the earlier of (i) the consummation of the Merger, (ii) the termination of the Merger Agreement or (iii) three years from the date of the CenterState Voting Agreement.

The foregoing summary of the Voting Agreements is qualified in its entirety by reference to the complete text of such documents, the forms of which are included as Exhibits A and B, respectively, to the Merger Agreement, which is filed as Exhibit 2.1 attached hereto and which is incorporated into this report by reference thereto.

Director Non-Compete Agreements

In connection with entering into the Merger Agreement, each of the non-employee directors of NCC and NBC entered into a Non-Competition and Non-Disclosure Agreement with CenterState (a “Director Non-Compete”), which contains provisions related to the non-disclosure of confidential information and trade secrets, non-solicitation of customers, non-competition and non-recruitment of employees.

The foregoing summary of the Director Non-Compete is qualified in its entirety by reference to the complete text of such document, a form of which is included as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1 attached hereto and which is incorporated into this report by reference thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Certain Employment Termination Agreements

In connection with NCC entering into the Merger Agreement, certain of NCC’s executive officers, including John H. Holcomb, III, Richard Murray, IV, William E. Matthews, V and M. Davis Goodson, Jr., each entered into an Agreement to Terminate Employment Agreement with NCC and NBC, pursuant to which, among other things, immediately prior to the effective time of the Merger, the existing employment agreement between the executive and NCC and/or NBC shall terminate, and the executive will receive, as consideration for past services, a cash payment from NBC in the following amounts: for Mr. Holcomb, $1,220,040; for Mr. Murray, $1,199,452; for Mr. Matthews, $1,141,139; and for Mr. Goodson, $1,099,263.

Each of Messrs. Murray, Matthews and Goodson have also entered into employment agreements with CenterState Bank, all of which will be effective at the effective time of the Merger.

Non-Competition Agreement – John H. Holcomb, III

Additionally, in connection with NCC entering into the Merger Agreement, Mr. Holcomb entered into a Non-Competition Agreement with NCC, NBC, CenterState and CenterState Bank, pursuant to which, among other things, Mr. Holcomb has agreed to certain non-competition and employee and customer non-solicitation provisions for a period of 24 months, commencing at the effective time of the Merger. As consideration for the covenants contained in the agreement, Mr. Holcomb will receive a cash payment from the Bank in the amount of $750,000, in addition to such other payment or benefits that Mr. Holcomb may be entitled to receive under his existing employment agreement with NCC and NBC.

Item 8.01	Other Events.

On November 26, 2018, NCC and CenterState issued a joint press release announcing the execution of the Merger Agreement. The complete text of the press release is attached hereto as Exhibit 99.1. Additionally, NCC and CenterState will host a conference call/webcast on Monday, November 26, 2018, at 8:00 a.m. Central Time to discuss the Merger described in Item 1.01. NCC and CenterState will use the presentation materials relating to the Merger attached as Exhibit 99.2 to this report in connection with the conference call/webcast.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated November 23, 2018, by and between National Commerce Corporation and CenterState Bank Corporation
99.1	Joint Press Release of National Commerce Corporation and CenterState Bank Corporation, dated November 26, 2018, relating to the execution of the Merger Agreement
99.2	Presentation Materials for November 26, 2018 Conference Call/Webcast

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. NCC agrees to furnish a copy of any omitted schedule to the SEC upon request.

Additional Information

CenterState intends to file a registration statement on Form S-4 with the SEC to register the shares of CenterState’s common stock that will be issued to NCC’s stockholders in connection with the transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving CenterState and NCC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by CenterState on its website at www.centerstatebanks.com and by NCC on its website at www.nationalbankofcommerce.com.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of CenterState and NCC are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described above.

CenterState, NCC and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from CenterState shareholders and NCC stockholders in connection with the Merger. Information regarding the directors and executive officers of CenterState and NCC and other persons who may be deemed participants in the solicitation of the shareholders of CenterState and the stockholders of NCC in connection with the Merger will be included in the joint proxy statement/prospectus for CenterState’s special meeting of shareholders and NCC’s special meeting of stockholders, which will be filed by CenterState with the SEC. Information about the directors and officers of CenterState and their ownership of CenterState common stock can also be found in CenterState’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on March 12, 2018, and other documents subsequently filed by CenterState with the SEC. Information about the directors and officers of NCC and their ownership of NCC common stock can also be found in NCC’s definitive proxy statement in connection with its 2018 annual meeting of stockholders, as filed with the SEC on April 20, 2018, and other documents subsequently filed by NCC with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. With respect to the proposed Merger, these risks and uncertainties include, without limitation: the possibility that regulatory and other approvals and conditions to the proposed Merger are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; the receipt and timing of approval of NCC’s stockholders and CenterState’s shareholders; delays in closing the Merger and/or the Bank Merger; difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction-related issues; changes in asset quality and credit risk as a result of the Merger and/or the Bank Merger; and general competitive, economic, political and market conditions.

Forward-looking statements made by NCC in this filing, or elsewhere, speak only as of the date on which the statements were made. You are advised to read the risk factors in each of NCC’s and CenterState’s most recently filed Annual Report on Form 10-K and subsequent filings with the SEC, which are available through the website maintained by the SEC at www.sec.gov or by accessing information available at www.nationalbankofcommerce.com or www.centerstatebanks.com, respectively. New risks and uncertainties arise from time to time, and it is impossible for NCC to predict these events or how they may affect it or its anticipated results. NCC has no duty to, and does not intend to, update or revise the forward-looking statements in this filing, except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that any forward-looking statement made in this filing may not occur. All data presented herein is as of the date of this filing unless otherwise noted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATIONAL COMMERCE CORPORATION

November 26, 2018	/s/ William E. Matthews, V
William E. Matthews, V
President and Chief Financial Officer